Exhibit 99.1

Corporate Presentation

Juno Therapeutics Proprietary Materials September 2015

Forward-Looking Statements

This presentation and the accompanying oral commentary contain forward-looking statements that involve risks, uncertainties, and assumptions. If the risks or uncertainties ever materialize or the assumptions prove incorrect, our results may differ materially from those expressed or implied by such forward-looking statements. All statements other than statements of historical fact could be deemed forward-looking, including, but not limited to, any expectations regarding investment returns; any projections of financial information; any statements about historical results that may suggest trends for our business; any statements of the plans, strategies, and objectives of management for future operations, including our manufacturing and process development; any statements of expectation or belief regarding future events, potential markets or market size, technology developments, our product pipeline, clinical data, enforceability of our intellectual property rights, competitive strengths or our position within the industry; any statements regarding the anticipated benefits of our Celgene collaboration or other strategic transactions; and any statements of assumptions underlying any of the items mentioned.

These statements are based on estimates and information available to us at the time of this presentation and are not guarantees of future performance. Actual results could differ materially from our current expectations as a result of many risks and uncertainties, including but not limited to, risks associated with: the success, cost, and timing of our product development activities and clinical trials; our ability to obtain regulatory approval for and to commercialize our product candidates; our ability to establish a commercially-viable manufacturing process and manufacturing infrastructure; regulatory requirements and regulatory developments; the effects of competition and technological advances; our dependence on third-party collaborators and other contractors in our research and development activities, including for the conduct of clinical trials and the manufacture of our product candidates; our dependence on Celgene for the development and commercialization outside of North America of product candidates for which Celgene exercises an option; our ability to obtain, maintain, or protect intellectual property rights related to our product candidates; among others. For a further description of the risks and uncertainties that could cause actual results to differ from those expressed in these forward-looking statements, as well as risks relating to our business in general, see our Quarterly Report on Form 10-Q filed with the

Securities and Exchange Commission on August 14, 2015 and our other periodic reports filed from time to time with the Securities and Exchange

Commission. Except as required by law, we assume no obligation and do not intend to update these forward-looking statements or to conform these statements to actual results or to changes in our expectations.

Juno Therapeutics Proprietary Materials

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Re-engaging the immune system to revolutionize medicine

Founded on the premise that engineered T cells will revolutionize cancer treatments and medicine

Investing in pipeline and platform that will extend reach to a broader array of cancers

Enrolling first pivotal trial with potential FDA filing in late 2016/early 2017

Ten therapeutic candidates against six targets in human testing by early 2016 using either CAR or TCR technologies

Celgene collaboration drives global footprint, expands capabilities, and offers new pipeline growth opportunities

Deep experience and a significant investment in process development and manufacturing

Juno Therapeutics Proprietary Materials

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Compelling evidence of rapid tumor shrinkage across multiple clinical trials

ALL Patient Before CD19 Day 37 After CD19 CAR T cells CAR T Cells

Our early experience in leukemia trials demonstrates 87%-93% complete remission rates

Our early experience in lymphoma demonstrates 56% overall response rate (1)

NHL Patient Before CD19 CAR T cells ymphoma)w

Day 28 After CD19

nced)Lymphoma)with)CD19) CAR T Cells AR)T) ells))

(1)	ORR of 62% for patients treated following cyclosphosphamide / fludarabine conditioning regimen.

Juno Therapeutics Proprietary Materials

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Engineer T cells to recognize and kill cancer cells

Clinical Activity Cost Structure Patient Convenience

Expansion Potency Persistence

Automation Closed platform Scalable process

Turnaround time Cryopreservation Industrialization

Juno Proprietary Reagents

Juno Therapeutics Proprietary Materials

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Juno's goals for value creation

Exploit the T Cell in Cancer & Beyond

- *Translational Insights*
- *Celgene*
- *Auto-immune*

Beyond B-Cell Malignancies to Solid Tumors

Target Selection

- *ROR-1*
- *MUC-16*
- *L1CAM*
- *WT-1*

Overcoming Tumor Microenvironment

- *Armored CARs*
- *Checkpoint Combinations*
- *Others*

Transform Lymphoma

- *JCAR017*
- *JCAR014*
- *PDL-1 Combination*
- *Human CD19*
- *JCAR018*

Execute Leukemia

- *First in Class: JCAR015 Adult ALL*
- *Best in Class: JCAR017 Ped ALL*
- *CD19- Disease: JCAR018*
- *Human CD19: JCAR021*

Building best-in-class capabilities MANUFACTURING • PROCESS DEVELOPMENT • RESEARCH • PARTNERSHIPS

Juno Therapeutics Proprietary Materials 6

Juno's goals for value creation

Exploit the T Cell in Cancer & Beyond

- *Translational Insights*
- *Celgene*
- *Auto-immune*

Beyond B-Cell Malignancies to Solid Tumors

Target Selection

- *ROR-1*
- *MUC-16*
- *L1CAM*
- *WT-1*

Overcoming Tumor Microenvironment

- *Armored CARs*
- *Checkpoint Combinations*
- *Others*

Transform Lymphoma

- *JCAR017*
- *JCAR014*
- *PDL-1 Combination*
- *Human CD19*
- *JCAR018*

Execute Leukemia

- *First in Class: JCAR015 Adult ALL*
- *Best in Class: JCAR017 Ped ALL*
- *CD19- Disease: JCAR018*
- *Human CD19: JCAR021*

Building best-in-class capabilities

MANUFACTURING • PROCESS DEVELOPMENT • RESEARCH • PARTNERSHIPS

Juno Therapeutics Proprietary Materials 7

Juno CD19 experience – product candidates lead to rapid & significant clinical responses

Goal **Product Candidate**	*First-in-class* **JCAR015**	*Best-in-class* **JCAR017**	*Translational* **JCAR014**
Trial	r/r Adult ALL N = 39 Evaluable = 38	r/r Pediatric ALL N = 24 Evaluable = 22	r/r Adult ALL N = 30 Evaluable = 29
Complete Response / Remission	87%	91% (1)	93% (4)
Complete Molecular Remission	68%	91% (1)	90% (4)
Severe Cytokine Release Syndrome (2)	23%(5)	25% (3), (5)	23% (5)
Severe Neurotoxicity	28%(5)	17%(5)	53% (5)

(1) One patient received steroids at line placement for apheresis. Results based on investigator reported results.
(2) With respect to JCAR015 and JCAR017, sCRS is a condition defined clinically by certain side effects, which can include hypotension, or low blood pressure, and confusion or other central nervous system side effects when such side effects are serious enough to lead to intensive care unit care with mechanical ventilation or significant vasopressor support. With respect to JCAR014, sCRS is defined as the occurrence of certain side effects, which can include hypotension, confusion, or other central nervous system side effects when such side effects are grade 3 or higher based on Lee, et al.
(3) One patient received steroids for treatment of severe CRS following CAR T cell infusion.
(4) One patient who did not achieve a CR had a clear marrow but had evidence of extramedullary disease.
(5) Includes all patients who received at least one T cell infusion. Data based on investigator-observed responses.

Juno Therapeutics Proprietary Materials 8

JCAR015 adult ALL trial survival estimate

Survival Compares Favorably to Current Standard of Care

Overall Survival: All Patients



Overall Survival (%)
100
50
0
0
12
24
36
Months After CAR T Cell Infusion

Post CAR Median Survival: 8.5 months

Overall Survival: Post CAR T MRD- vs. MRD+



Overall Survival (%)
100
50
0
MRD+
MRD-
0
12
24
36
Months After CAR T Cell Infusion

MRD+ includes MRD+CR and Treatment Failures

MRD+CR Patients: Post CAR Median Survival: 3.1 months

MRD-CR Patients: Post CAR Median Survival: 10.8 months

Historical SOC median survival ~3 months (O'Brien, et al, 2008)

Source: MSK 2015 ASCO Presentation. Data as of March 30, 2015.

MRD = minimal residual disease; CR = complete response; SOC = standard of care

Juno Therapeutics Proprietary Materials 9

Fludarabine dramatically improves CAR T cell

persistence and increases DFS in B-ALL patients

Data for JCAR014 in Adult R/R ALL

CR = 17/17

MRD negative CR = 16/17

Median DFS for patients in CR:

Cy±VP16 = 150 days

Flu/Cy, not reached

DFS = disease-free survival; DL2 = dose level 2;

Flu/Cy = fludarabine & cyclophosphamide; CR = complete response; MRD = minimal residual disease

Juno Therapeutics Proprietary Materials

Competitive Advantage: clinical pipeline

multiple go-to market strategies

Phase 2 pivotal trial

Adult ALL

50 evaluable patients

FIRST-IN- Fast to Market Primary endpoint of

Breakthrough Status JCAR015 overall remission rate for

CLASS morphologic disease

Two infusions

(one manufacturing run)

Enrollment began 3Q15

Leverage Learnings and Insights Into Best-in-Class Strategy

Next generation JCAR017 Defined Cell (CD8:CD4)

Phase 1 ongoing

BEST-IN-

CLASS Human CD22 JCAR018 CD19- Disease

Fully Human

Human CD19 JCAR021 Persistence and

re-treatment

Juno Therapeutics Proprietary Materials

Juno's goals for value creation

Exploit the T Cell in Cancer & Beyond

- *Translational Insights*
- *Celgene*
- *Auto-immune*

Beyond B-Cell Malignancies to Solid Tumors

Target Selection

- *ROR-1*
- *MUC-16*
- *L1CAM*
- *WT-1*

Overcoming Tumor Microenvironment

- *Armored CARs*
- *Checkpoint Combinations*
- *Others*

Transform Lymphoma

- *JCAR017*
- *JCAR014*
- *PDL-1 Combination*
- *Human CD19*
- *JCAR018*

Execute Leukemia

- *First in Class: JCAR015 Adult ALL*
- *Best in Class: JCAR017 Ped ALL*
- *CD19- Disease: JCAR018*
- *Human CD19: JCAR021*

Building best-in-class capabilities MANUFACTURING • PROCESS DEVELOPMENT • RESEARCH • PARTNERSHIPS

Juno Therapeutics Proprietary Materials 12

Non-Hodgkin Lymphoma – The Next Significant Frontier

Despite significant progress, NHL remains a large unmet need with over 19,000 deaths in the U.S. annually.

NHL is a CD19 positive disease. We, and others, have shown that CD19 directed CAR T cells can rapidly shrink NHL tumors.

Keys to durable, long-term remissions appear to be improving cell expansion, improving cell persistence, and overcoming the tumor micro-environment.

JCAR014 with improved conditioning regimen leads to a marked improvement in cell expansion and cell persistence, translating into early improvement in response rate.

Multi-pronged strategy to create a best-in-class NHL product.

Biology and progress suggest NHL efficacy has the potential to improve dramatically over time.

Juno Therapeutics Proprietary Materials

JCAR014: favorable impact of conditioning regimen

Improved Cell Expansion and Persistence, Responses with Flu/Cy

NHL Results: regimens & doses Patients treated at dose level 3

Conditioning Regimen Non-Flu/Cy Flu/Cy

Dose Level All Doses 2*105/kg 2*106/kg 2*107/kg

Efficacy

CR 1 1 3 1

(n=12) (n=3) (n=6) (n=4)

CR/PR 6 1 4 3

(n=12) (n=3) (n=6) (n=4)

Toxicity

Severe Cytokine Release 0 1 0 3

Syndrome (n=12) (n=3) (n=6) (n=6)

Severe 2 1 1 4

Neurotoxicity* (n=12) (n=3) (n=6) (n=6)

*	Neurotoxicity may be mitigated with lower cell dose

Flu/Cy = fludarabine & cyclophosphamide; CR = complete response; PR = partial response

Juno Therapeutics Proprietary Materials

NHL: multiple readouts will define path to market

Determine effects on CR rate, PK & tolerability

Rationale

1	Enroll multi-center backbone trial, n =70 JCAR017 has robust cell expansion

JCAR017 and persistence

Develop translational insights Early data support use of flu/cy to

2	(e.g., lymphodepletion) improve NHL outcomes, but toxicity

JCAR014 phase 1 (ongoing) may be higher

Test checkpoint inhibitor combination Pre-clinical evidence that PD-L1

3	expression significant in DLBCL &

Combination trial with anti-PDL1 PD-1 expression from CAR T cells

Documented immune responses to

4	Test human binding domain murine scFv

CR = complete response; DLBCL = diffuse large B cell lymphoma

Juno Therapeutics Proprietary Materials

Juno's goals for value creation

Exploit the T Cell in Cancer & Beyond

- *Translational Insights*
- *Celgene*
- *Auto-immune*

Beyond B-Cell Malignancies to Solid Tumors

Target Selection

- *ROR-1*
- *MUC-16*
- *L1CAM*
- *WT-1*

Overcoming Tumor Microenvironment

- *Armored CARs*
- *Checkpoint Combinations*
- *Others*

Transform Lymphoma

- *JCAR017*
- *JCAR014*
- *PDL-1 Combination*
- *Human CD19*
- *JCAR018*

Execute Leukemia

- *First in Class: JCAR015 Adult ALL*
- *Best in Class: JCAR017 Ped ALL*
- *CD19- Disease: JCAR018*
- *Human CD19: JCAR021*

Building best-in-class capabilities MANUFACTURING • PROCESS DEVELOPMENT • RESEARCH • PARTNERSHIPS

Juno Therapeutics Proprietary Materials 16

Systematic approach in leukemia and lymphoma

can translate into solid tumors

Status

Demonstrate that T cells kill cancer – recent checkpoint

inhibitor and tumor infiltrating lymphocytes data

Demonstrate that T cells home to the tumor

Understand and overcome how the tumor microenvironment

may be limiting the activity of engineered T cells, and

understand how to induce epitope spread

Identify the right targets

Juno Therapeutics Proprietary Materials

Apply translational insights to overcome the

tumor microenvironment

“Armored” CARs Checkpoint Inhibitors Modulating T Cell Function

Combination trial with Gene Editing

PD-L1 antibody

Leverage insights to Small Molecule Modulation

solid tumors

Juno Therapeutics Proprietary Materials

Approach to identifying the right target

Proprietary Bispecific CARs TCRs

CAR T cell therapeutic Target intra-cellular

index different than proteins

naked antibodies

Substantial in-house

Exploring different effort to identify

targets novel TCRs

Rigorous target

identification and

pre-clinical testing

Pre-clinical and clinical Pre-clinical Pre-clinical and clinical programs advancing programs advancing programs advancing

Juno Therapeutics Proprietary Materials

The first set of solid tumor targets

Active and Planned Programs by early 2016

WT-1 (TCR) 15 patients with relapsed / high-risk AML treated with TCR product candidate after HSCT

AML / NSCLC Generally well tolerated; demonstrated safety, persistence and encouraging clinical activity

L1CAM (CAR) Overexpressed in neuroblastoma and a variety of solid tumors

Neuroblastoma Preliminary data from non-human primates show encouraging safety profile

ROR-1 (CAR) Overexpressed on a wide variety of cancers including NSCLC and B cell CLL

ROR-1 Expressed Preliminary data from non-human primates show encouraging safety profile

Tumors

MUC-16 / IL-12 First “Armored” CAR we plan to advance in clinical testing

“Armored CAR”

Ovarian MUC-16 is a protein cleaved to make CA125; overexpressed in the majority of ovarian cancers

Multiple in-house and partner pre-clinical programs

Juno Therapeutics Proprietary Materials

Juno's goals for value creation

Exploit the T Cell in Cancer & Beyond

- *Translational Insights*
- *Celgene*
- *Auto-immune*

Beyond B-Cell Malignancies to Solid Tumors

Target Selection

- *ROR-1*
- *MUC-16*
- *L1CAM*
- *WT-1*

Overcoming Tumor Microenvironment

- *Armored CARs*
- *Checkpoint Combinations*
- *Others*

Transform Lymphoma

- *JCAR017*
- *JCAR014*
- *PDL-1 Combination*
- *Human CD19*
- *JCAR018*

Execute Leukemia

- *First in Class: JCAR015 Adult ALL*
- *Best in Class: JCAR017 Ped ALL*
- *CD19- Disease: JCAR018*
- *Human CD19: JCAR021*

Building best-in-class capabilities MANUFACTURING • PROCESS DEVELOPMENT • RESEARCH • PARTNERSHIPS

Juno Therapeutics Proprietary Materials 21

Our consolidation of multiple technologies is a

competitive advantage in this evolving field

FOUNDING ACADEMIC STRATEGIC TECHNOLOGY & ACQUISITIONS

INSTITUTIONS INSTITUTIONS PARTNER DEVELOPMENT

PARTNERS

Opus Bio

Juno Therapeutics Proprietary Materials

Solidifying leadership in the development of

transformative immunotherapies

EXPANDED CAPABILITIES ACCELERATED PIPELINE

Cell therapies, small molecules, and proteins Deep translational capabilities

Immuno-oncology combinations Global commercialization

BUSINESS DEVELOPMENT PIPELINE ENHANCEMENT

COOPERATION

A partner of choice for cellular immunotherapies Access to an array of Celgene pipeline assets

Enhanced capabilities to identify and add value to over time immuno-oncology assets more broadly Potential to exploit T cell biology more broadly

Juno Therapeutics Proprietary Materials

A systematic approach to optimize technology

CARs

IDENTIFY THE TCRs

RIGHT TARGET iCARs / CCRs

Pre-clinical models and assays

IMPROVE Human scFv

Multiple co-stimulatory domains

PERSISTENCE Key reagents

DEFINE OPTIMAL Defined cell population

Access to key reagents

CELL POPULATION Pharmacologic modulation

MODULATE THE TUMOR Armored CARs

Conditioning regimens

MICROENVIRONMENT Combination studies

CLINICIAN-CONTROLLED THERAPIES Controlled gene expression

Ablation technologies

MANUFACTURING & Product characterization

PROCESS DEVELOPMENT Automated & scalable production

Juno Therapeutics Proprietary Materials

Robust and diverse CAR & TCR pipeline

Active and Planned Programs by early 2016

Program	Description
CD19: JCAR015 (Adult ALL and Adult NHL)	▪ Adult ALL Phase I ▪ Adult NHL (Post Autologous Tx) Phase I ▪ Adult ALL Phase II Pivotal Study
CD19: JCAR017 (Pediatric ALL and Adult NHL)	▪ Pediatric ALL Phase I / II: Data Readout ▪ Adult NHL Phase I / II
CD19: JCAR014 (Adult B Cell Malignancies)	▪ Adult B Cell Malignancies Phase I / II ▪ Exploratory Pathway (Cell Population, Immune Modulation, Others) Phase I
CD19: JCAR021 Fully Human scFv (B Cell Malignancies)	▪ Adult NHL Phase 1
CD19: "Armored" CAR (B Cell Malignancies)	▪ Adult B Cell Malignancies Phase I / II
CD22: JCAR018 Fully Human scFv (B Cell Malignancies)	▪ Pediatric ALL / NHL Phase I
WT-1: JTCR016 (AML, NSCLC)	▪ Adult AML Phase I / II ▪ Adult NSCLC Phase I
L1CAM: JCAR023 (Neuroblastoma)	▪ Pediatric Phase I
MUC16 & IL-12: JCAR020 "Armored" CAR (Ovarian)	▪ Ovarian Phase I
ROR-1: CAR (CLL, Solid Organ Tumors)	▪ ROR-1 Expressing Tumors Phase I

Juno Therapeutics Proprietary Materials 25